SCHEDULE I
Directors and Officers of musicmaker.com, Inc.
Name and Position
Principal Occupation
Principal Business Address



James Mitarotonda,
President, Chief Executive Officer and Director
Chairman and Chief Executive Officer, Barington Capital Group, L.P. c/o Barington Capital Group, L.P.
888 Seventh Avenue, 17th Floor
New York, New York  10019



Jesse Choper,
Director
Professor of Public Law, University of California at Berkeley School of Law Univ. of California Law School
Boalt Hall
Berkeley, California 94720



Seymour Holtzman,
Chairman
Chairman and Chief Executive Officer, Jewelcor Management, Inc.
100 North Wilkes Barre Blvd.
Wilkes Barre, Pennsylvania 18702



Devarajan S. Puthukarai,
Director
Former Chief Executive Officer, President and Chief Operating
Officer, musicmaker.com, Inc.
musicmaker.com, Inc.
c/o Barington Capital Group, L.P.
888 Seventh Avenue, 17th Floor
New York, New York 10019



William Scranton III,
Director
Head of Scranton Family Office
201 Penn Avenue
PNE Bank Building
Scranton, PA 18503



Irwin Steinberg,
Director
Former Vice Chairman,
musicmaker.com, Inc.
musicmaker.com, Inc.
c/o Barington Capital Group, L.P.
888 Seventh Avenue, 17th Floor
New York, New York 10019



Joseph Wright, Jr.,
Director
President & Chief Executive Officer,
PanAmSat Corp.
20 Westport Road
Wilton, Connecticut 06897




Melvin Brunt,
Chief Financial Officer
Chief Financial Officer,
Barington Capital Group, L.P.
c/o Barington Capital Group, L.P.
888 Seventh Avenue, 17th Floor
New York, New York 10019







SCHEDULE II

Directors and Officers of Jewelcor Management, Inc.
Name and Position
Principal Occupation
Principal Business Address



Seymour Holtzman,
Chairman
Chairman and Chief Executive Officer, Jewelcor Management, Inc.
100 North Wilkes Barre Blvd.
Wilkes Barre, Pennsylvania 18702



Richard Huffsmith, Vice President/General Counsel

Vice President/General Counsel
100 North Wilkes Barre Blvd.
Wilkes Barre, Pennsylvania 18702
Joseph F. Litchman,
Director

Vice President/Treasurer
100 North Wilkes Barre Blvd.
Wilkes Barre, Pennsylvania 18702
Barry Booth, Vice President/Finance
Vice President/Finance
100 North Wilkes Barre Blvd.
Wilkes Barre, Pennsylvania 18702



Maria Sciandra, Corporate Secretary, Director
Corporate Secretary
100 North Wilkes Barre Blvd.
Wilkes Barre, Pennsylvania 18702